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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: July 21, 2005

                         The South Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)

       South Carolina                  0-15083                   57-0824914
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)

    102 South Main Street, Greenville, South Carolina               29601
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        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.   Results of Operations and Financial Condition.

        On July 21, 2005, The South Financial Group, Inc. ("TSFG") issued a press release (the "Press Release") announcing its results of operations for the quarter ended June 30, 2005. A copy of the Press Release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

Exhibit No.      Description
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99.1             Press Release dated July 21, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE SOUTH FINANCIAL GROUP, INC.


July 21, 2005                   By: /s/William P. Crawford, Jr.
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                                    William P. Crawford, Jr.
                                    Executive Vice President and General Counsel

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